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                                                                     Exhibit 4.1


                              CERTIFICATE OF TRUST

                 The undersigned, the trustees of SunTrust Capital III, desiring to form a business trust pursuant to Delaware Business Trust Act, 12 Del. C. Section 3810 et seq., hereby certify as follows:

                 (a) The name of the business trust being formed hereby (the "Trust") is "SunTrust Capital III."

                 (b) The name and business address of the trustee of the Trust which has its principal place of business in the State of Delaware is as follows:

                          First Chicago Delaware Inc.
                          300 King Street
                          Wilmington, DE  19801

                 (c) This Certificate of Trust shall be effective as of the date of filing.

Dated:  February 10, 1998

                                      /s/ Raymond D. Fortin
                                      -----------------------------------
                                      Raymond D. Fortin
                                      Regular Trustee


                                      /s/ Donald T. Heroman
                                      -----------------------------------
                                      Donald T. Heroman
                                      Regular Trustee


                                      /s/ Kenneth R. Houghton
                                      -----------------------------------
                                      Kenneth R. Houghton
                                      Regular Trustee


                                      FIRST CHICAGO DELAWARE INC., as
                                      Delaware Trustee


                                      By:/s/ John R. Prendiville
                                         --------------------------------
                                         John R. Prendiville
                                         Vice President


                                      THE FIRST NATIONAL BANK OF CHICAGO,
                                      as Institutional Trustee


                                      By:/s/ John R. Prendiville
                                         --------------------------------
                                         John R. Prendiville
                                         Vice President